UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
October 26, 2007

Titanium Metals Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-14368	13-5630895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The registrant filed on October 22, 2007 with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Prior Current Report”) disclosing that on October 16, 2007 TIMET Finance Management Company, a Delaware corporation that is a wholly owned subsidiary of the registrant (“TFMC”), had entered into a Stock Purchase Agreement with CompX International Inc., a Delaware corporation that is related to the registrant (“CompX”), that provided for the sale to CompX of 483,600 shares (the “Stock Purchase Shares”) of CompX’s class A common stock, par value $0.01 per share (“CompX Class A Common Stock”), for a purchase price of $19.50 per share to be paid in the form of an unsecured subordinated term loan promissory note in the original principal amount of $9,430,200 payable by CompX to TFMC (the “Stock Purchase Promissory Note”).

The registrant also disclosed in the Prior Current Report that on October 16, 2007 CompX Group, Inc., a Delaware corporation in which TFMC was a stockholder (“CGI”), had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CompX and CompX KDL LLC, a Delaware limited liability company of which CompX is the sole member (“CompX KDL”), pursuant to which, among other things CGI would merge (the “Merger”) into CompX KDL with CompX KDL surviving the Merger

The disclosure under such Item 1.01 of the Prior Current Report is incorporated herein by reference and capitalized terms not otherwise defined in this current report shall have the same meanings given them in such Item 1.01.

On October 26, 2007, CompX received official notice from the New York Stock Exchange (the “NYSE”) of the NYSE’s approval for listing upon official notice of issuance of the New CompX Class A Shares and 10,000,000 shares of CompX Class A Common Stock reserved for issuance upon the conversion of the New CompX Class B Shares.  Accordingly, on October 26, 2007:

•	CGI merged into CompX KDL with CompX KDL surviving the Merger;

•	the CGI common stock outstanding immediately prior to the Merger was cancelled by means of the Merger;

•	the 2,586,820 shares of CompX Class A Common Stock and 10.0 million shares CompX Class B Common Stock owned by CGI immediately prior to Merger were cancelled by means of the Merger;

•	the New CompX Class A Shares and the New CompX Class B Shares were issued to NL by means of the Merger;

•	CompX purchased from TFMC the Stock Purchase Shares and initiated the cancellation of such shares;

•
upon written instructions from TFMC to combine the Stock Purchase Promissory Note and the Merger Promissory Note, the registrant issued an unsecured term loan promissory note to TFMC (the “Combined Promissory Note”) in the original principal amount of $52,580,190 that:

o	matures in seven years;
o	bears interest at a rate of LIBOR plus 1.00%;
o	requires quarterly principal payments of $250,000 beginning on September 30, 2008;
o	does not have prepayment penalties; and
o	is subordinated to the Credit Agreement; and

•
TFMC, CompX, CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank entered into the Subordination Agreement.

The description of the Stock Purchase Agreement in this current report is qualified in its entirety by the terms of the Stock Purchase Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K that CompX filed with the SEC on October 22, 2007 (the “CompX Prior Current Report”) and which terms are incorporated herein by reference.  The description of the Merger Agreement in this current report are qualified in their entirety by the terms of the Merger Agreement filed as Exhibit 10.2 to the CompX Prior Current Report and which terms are incorporated herein by reference.  The description of the Combined Note in this current report is qualified in its entirety by the terms of the unsecured subordinated term loan promissory note filed as Exhibit 10.4 to the Current Report on Form 8-K that CompX filed with the SEC on October 30, 2007 and which terms are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At its meeting on November 1, 2007, the registrant’s board of directors, pursuant to Article Six of the registrant’s amended and restated certificate of incorporation (as amended), amended and restated the registrant’s bylaws. The registrant’s bylaws as amended and restated on November 1, 2007 are filed as Exhibit 3.1 to this current report.  The new amended and restated bylaws are a complete rewriting of the prior bylaws and, therefore, it is not practical to summarize the changes from the prior bylaws.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

	3.1*	Bylaws of Titanium Metals Corporation (Amended and Restated as of November 1, 2007)

10.1
Stock Purchase Agreement dated as of October 16, 2007 between TIMET Finance Management Company and CompX International Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 22, 2007).

10.2
Agreement and Plan of Merger dated as of October 16, 2007 among CompX International Inc., CompX Group, Inc. and CompX KDL LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 22, 2007).

10.3
Form of Subordination Agreement among TIMET Finance Management Company, CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 22, 2007).

10.4
Subordinated Term Loan Promissory Note dated October 26, 2007 executed by CompX International Inc. and payable to the order of TIMET Finance Management Company. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 30, 2007).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation
(Registrant)

By: /s/ A. Andrew R. Louis
Date: November 1, 2007	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Description

3.1*	Bylaws of Titanium Metals Corporation (Amended and Restated as of November 1, 2007)

10.1
Stock Purchase Agreement dated as of October 16, 2007 between TIMET Finance Management Company and CompX International Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 22, 2007).

10.2
Agreement and Plan of Merger dated as of October 16, 2007 among CompX International Inc., CompX Group, Inc. and CompX KDL LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 22, 2007).

10.3
Form of Subordination Agreement among TIMET Finance Management Company, CompX International Inc., CompX Security Products, Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association as administrative agent for itself, Compass Bank and Comerica Bank (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 22, 2007).

10.4
Subordinated Term Loan Promissory Note dated October 26, 2007 executed by CompX International Inc. and payable to the order of TIMET Finance Management Company. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by CompX International Inc. (Exchange Act File No. 1-13905) on October 30, 2007).

*	Filed herewith